COMMONWEALTH SHAREHOLDER SERVICES, INC.
1500 FOREST AVENUE, SUITE 223, P.O. BOX 8687, RICHMOND, VA. 23226
         800-527-9500 * 804-285-8211 * FAX 804-285-8251



March 12, 1997


Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     RE:  Valley Forge Capital Holdings Total Return, Fund, Inc.
          File Number 811-8516

Gentlemen:

     Transmitted herewith for electronic filing, please find enclosed pursuant to Rule 497(e) a copy of the Supplement to the Prospectus for the Valley Forge Capital Holdings Total Return Fund, Inc.

     This Supplement No. 3 dated March 3, 1997 is to advise shareholders, effective October 31, 1996, the name of new service providers for Valley Forge Capital Holdings Total Return Fund, Inc.

Sincerely,



________________
John Pasco, III
Commonwealth Shareholder Services, Inc.
Fund Administrator

                        SUPPLEMENT NO. 3
                       DATED MARCH 3, 1997
                      TO THE PROSPECTUS OF
      VALLEY FORGE CAPITAL HOLDINGS TOTAL RETURN FUND, INC.
                       DATED APRIL 4, 1996


     This Supplement No. 3 is provided for the purpose of supplementing the prospectus of Valley Forge Capital Holdings Total Return Fund, Inc., (the "Fund") dated April 4, 1996 (the "Prospectus"). This Supplement No. 3 expands upon, amends, modifies and supersedes certain information contained in the Prospectus and consolidates and/or supersedes certain information in Supplement No. 1 to the Prospectus dated July 16, 1996 and Supplement No. 2 to the Prospectus dated October 31, 1996. This Supplement No. 3 must be read in conjunction with the Prospectus. Unless otherwise defined, capitalized terms used herein shall have the same meanings as in the Prospectus. Supplement No. 3 contains information regarding: the composition of the Fund's Investment Committee, a change of the Fund's service providers, information required to be disclosed by certain states and changes to the management of the Fund. Valley Forge Advisors, Inc. ("Valley Forge Advisors") serves as the investment advisor to the Fund. For New Jersey residents: The Fund's investment advisor has no prior experience in advising an Investment Company. For New Jersey and Maryland residents: the Fund may invest, subject to limitations set forth in the Prospectus, in derivative securities including hybrid instruments and futures contracts and options. Effective as of October 31, 1996 the Fund's service providers are as follows:
Transfer Agent--Fund Services, Inc. (FSI); Fund Accounting-- Commonwealth Fund Account, inc. (CFA); Fund Administration-- Commonwealth Shareholder Services (CSS); and Institutional Custody- -Star Bank, N.A. New Account Form is to be mailed to FSI, P.O. Box 26305, Richmond, Va. 23260-6305, Attn. Valley Forge Capital Accounting Services. The Wire Address is Crestar Bank, Richmond, Va. ABA #051000020, Credit account #201648180. Further credit to Valley Forge Capital Purchase Account. FSI is paid approximately $1,375 per month. CFA and CSS are paid approximately $1,250 each per month.

     On January 4, 1997, JPJ Asset Group, Inc., a wholly-owned subsidiary of JPJ Investment Management, Inc. ("JPJ") a registered investment advisor located in Arlington, Texas acquired approximately 84% of the issued and outstanding common stock of Valley Forge Capital Holdings, Inc., the parent corporation of Valley Forge Advisors. Effective as of that date, Victoria Gong resigned as a director and as the President of the Fund and Frederick A. Wolf resigned as Treasurer of the Fund. Mr. Wolf will continue to serve as a portfolio manager and as a director of the Fund. Also as of January 4, 1997, Mr. Wolf resigned as a director and as the President of Valley Forge Advisors and Valley Forge Barrington, Ltd., an affiliate of Valley Forge Advisors, but will continue to serve as a portfolio manager of each of these entities.

Effective as of January 4, 1997, Fritz Bensler was appointed to replace Ms. Gong as President of the Fund and President of Valley Forge Advisors. Mr. Bensler is also employed by JPJ where he has served as a research analyst since October 1995. Prior to joining JPJ, Mr. Bensler was employed as an independent consultant from June 1993. Mr. Bensler received a B.S. in Accounting from the University of Northern Colorado and an M.B.A. in Finance from Texas Christian University.